UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders

Annual report Delaware Limited-Term Diversified Income Fund December 31, 2009 Fixed income mutual fund
This annual report is for the information of Delaware Limited-Term Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Limited-Term Diversified Income Fund.

The figures in the annual report for Delaware Limited-Term Diversified Income Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Limited-Term Diversified Income Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Limited-Term Diversified Income Fund at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

On January 4, 2010, Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) were sold by a subsidiary of Lincoln National Corporation to Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. Please see your Fund’s prospectus and any supplements thereto for more complete information.

Investments in Delaware Limited-Term Diversified Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type and credit quality breakdown	10
Statement of net assets	12
Statement of assets and liabilities	37
Statement of operations	38
Statements of changes in net assets	40
Financial highlights	42
Notes to financial statements	52
Report of independent registered public accounting firm	69
Other Fund information	70
Board of trustees/directors and officers addendum	78
About the organization	84

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2009, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Limited-Term Diversified Income Fund	Jan. 12, 2010

Performance preview (for the period ended Dec. 31, 2009)
Delaware Limited-Term Diversified Income Fund (Class A shares)	1-year return	+12.89%
Barclays Capital 1–3 Year Government/Credit Index (benchmark)	1-year return	+3.83%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Limited-Term Diversified Income Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The fiscal year was largely a story in two parts. The period began amid the worst economic and financial markets that the portfolio management team has ever witnessed. The latter part of the period, however, featured a considerable recovery, with what were, in our view, some of the most attractive fixed income opportunities we have ever seen.

Some of the troubles that plagued the financial markets at the start of the fiscal period date back to 2007. Among them:
  Falling home prices led to rising mortgage defaults, especially among “subprime” borrowers — individuals with weak credit.

  As defaults rose, mortgage-backed securities (MBS) — bonds whose interest is backed by monthly mortgage payments — lost considerable value.

  Credit dried up, and even financially sound companies found it increasingly difficult to finance their operations.

At the start of the fiscal period, financial markets were still reacting to the jolt received when storied Wall Street investment bank Lehman Brothers declared bankruptcy a few months prior. The bankruptcy, followed soon after by the federal bailout of insurance giant American International Group (AIG), sent the financial markets into a near panic. Within this context, stock and bond prices were in free fall as the period began, and credit was virtually unavailable. Businesses began to cut capital spending, and large-scale job losses ensued.

By early 2009, bond valuations on all non-Treasury assets had fallen to extreme lows, reflecting a “flight to quality” by investors amid fears of a pending economic depression. Though the worst-case scenarios envisioned by many did not materialize, the U.S. economy did experience its most severe downturn in decades. U.S. gross domestic product (GDP) — a widely used measure of economic output — fell by annualized rates of 5.4% and 6.4% in the fourth quarter of 2008 and the first quarter of 2009, respectively. It was the country’s worst two-quarter economic performance in more than 50 years. ( GDP data: Commerce Department.)

The Federal Reserve took a series of steps to loosen tight credit markets and improve economic conditions. The Fed greatly expanded its balance sheet during the fiscal year. Notably, it also purchased hundreds of billions of dollars’ worth of longer-term U.S. Treasury debt as well as agency MBS, employing one of the lesser-used tools, sometimes referred to as quantitative easing, at its disposal.

This series of actions gradually improved economic and market conditions over the course of the fiscal period. Starting late in the

Portfolio management review
Delaware Limited-Term Diversified Income Fund

first calendar quarter of 2009, for instance, the fixed income and equity markets began a substantial bounce-back, recovering much of their earlier losses as conditions in the credit markets began to normalize once again. And by summer, many economic indicators in the United States showed early signs of recovery, while other indicators showed at least a slowing decline. Importantly, signs of improvement in U.S. economic growth were supported, even preceded, by global economic growth.

Despite the renewed economic optimism that began to emerge, it is important to note that unemployment in the U.S. remained a prominent, ongoing concern through the end of the Fund’s fiscal period. The high unemployment rate continued to affect consumers and was one of several longer-term hurdles that the U.S. economy continued to face as the period came to a close.

Emerging opportunities

At the beginning of the fiscal period, we had started to put greater weight on arguments for optimism, while continuing to recognize the serious downside risks that accompanied many market opportunities. As a result, we added non-Treasury products into the Fund that were primarily focused on high-quality bonds, including agency MBS and solid investment grade bonds. We also made small increases in selective favorite high yield credits. Our overweight allocation to investment grade corporate bonds — which we started to build in response to the historic risk-reward characteristics and valuations we believed remained in place within the asset class — was perhaps the greatest contributor to the Fund’s relative return during the annual period.

Additionally, the Fund’s exposure to high yield and emerging markets debt, which are not included in the benchmark index, also greatly benefited its relative and absolute performance for the fiscal year. We increased the Fund’s allocation to the high yield sector at approximately the same time that we began to ramp up the Fund’s exposure to investment grade credit because we believed that excellent value opportunities existed in both areas. Within emerging markets, we focused on countries that we believed had good fiscal policies in place prior to the downturn, had less-distressed economies, or had a sufficient level of flexibility in their economic stimulus programs, because these countries tend to experience more vigorous economic recoveries. Examples of these countries include Indonesia and Brazil, among others.

We increased the Fund’s allocation in riskier asset classes, as outlined above, primarily by shifting out of traditionally conservative asset classes such as Treasurys and agency MBS. In addition to putting the Fund in a position to potentially benefit from the advance within those riskier asset classes, this shift also proved beneficial because Treasury and agency securities generally lagged riskier asset classes for much of the fiscal period.

Positioning at the close of the year

As the year drew to a close, we maintained an overweight position in investment grade corporate bonds and emphasized BBB- and A-rated issues. We also emphasized financials generally.

Our meaningful exposure to the high yield sector at year end helped overall performance but we believe the Fund’s high yield allocation didn’t capture the full extent of the high yield market’s appreciation because of our emphasis on higher-quality bonds.

We also continued to underweight government securities, both Treasurys and agencies. Within this asset class, our reduction of exposure to overpriced agency bonds and an emphasis on intermediate issues seemed well positioned at year end.

Trying to avoid all risk may have worked during late 2008, and chasing excess return with no respect for risk may have worked during mid-2009, but we strongly believe that 2010 could present a different environment. We believe that our analysis of economic and market conditions, by which we seek to identify the securities or market sectors that we believe are the best investments for the Fund, should put us in a position to successfully manage through the many tests likely to be faced by the financial markets moving forward.

Performance summary
Delaware Limited-Term Diversified Income Fund	Dec. 31, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Limited-Term Diversified Income Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Dec. 31, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 24, 1985)
Excluding sales charge	+12.89%	+5.32%	+5.46%	n/a
Including sales charge	+9.80%	+4.73%	+5.18%	n/a
Class B (Est. May 2, 1994)
Excluding sales charge	+11.82%	+4.41%	+5.01%	n/a
Including sales charge	+9.82%	+4.41%	+5.01%	n/a
Class C (Est. Nov. 28, 1995)
Excluding sales charge	+11.80%	+4.40%	+4.56%	n/a
Including sales charge	+10.80%	+4.40%	+4.56%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+12.50%	+4.94%	n/a	+4.02%
Including sales charge	+12.50%	+4.94%	n/a	+4.02%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	+12.93%	+5.45%	+5.62%	n/a
Including sales charge	+12.93%	+5.45%	+5.62%	n/a

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 7.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 2.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been voluntarily limited to 0.15% of average daily net assets from May 1, 2009 until such time as the waiver is discontinued.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 2.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from May 1, 2009, through April 30, 2010.

Institutional Class shares were first made available Nov. 24, 1985, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund may utilize futures and swaps for defensive strategy purposes to project or minimize the impact of potential changes.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

Performance summary
Delaware Limited-Term Diversified Income Fund

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to (1) voluntarily waive all or a portion of its investment advisory fees and/or reimburse certain expenses (excluding certain expenses) to prevent total annual fund operating expenses from exceeding 0.70% of the Fund’s average daily net assets from May 1, 2009, until the voluntary cap is discontinued; and (2) contractually limit the Class R shares distribution and service fees from May 1, 2009, through April 30, 2010 to no more than 0.50% of the Fund’s average daily net assets; and (3) voluntarily limit the Class A shares’ distribution and service fee to no more than 0.15% of the fund’s average net assets, from May 1, 2009, until such time as the waiver is discontinued. The waiver may be discontinued at any time because it is voluntary. The total annual operating expenses shown in the “Fund expense ratios” table below do not reflect the voluntary waivers. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.12%	1.82%	1.82%	1.42%	0.82%
(without fee waivers)
Net expenses	1.12%	1.82%	1.82%	1.32%	0.82%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary	Contractual	Voluntary
				and voluntary

Performance of a $10,000 investment
Average annual total returns from Dec. 31, 1999, through Dec. 31, 2009

For period beginning Dec. 31, 1999, through Dec. 31, 2009	Starting value	Ending value
Delaware Limited-Term Diversified
Income Fund — Class A Shares	$9,725	$16,544
Barclays Capital 1–3 Year Government/Credit Index	$10,000	$16,078

The chart assumes $10,000 invested in the Fund on Dec. 31, 1999, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 7.

The chart also assumes $10,000 invested in the Barclays Capital 1–3 Year Government/ Credit Index as of Dec. 31, 1999. The Barclays Capital 1–3 Year Government/Credit Index is a market value–weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	DTRIX	245912308
Class B	DTIBX	245912605
Class C	DTICX	245912704
Class R	DLTRX	245912803
Institutional Class	DTINX	245912506

Disclosure of Fund expenses
For the period July 1, 2009 to December 31, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 to December 31, 2009.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Limited-Term Diversified Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	7/1/09	12/31/09	Expense Ratio	7/1/09 to 12/31/09*
Actual Fund return
Class A	$1,000.00	$1,058.40	0.84%	$4.36
Class B	1,000.00	1,054.00	1.69%	8.75
Class C	1,000.00	1,053.80	1.69%	8.75
Class R	1,000.00	1,056.60	1.19%	6.17
Institutional Class	1,000.00	1,058.10	0.69%	3.58
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class B	1,000.00	1,016.69	1.69%	8.59
Class C	1,000.00	1,016.69	1.69%	8.59
Class R	1,000.00	1,019.21	1.19%	6.06
Institutional Class	1,000.00	1,021.73	0.69%	3.52

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Security type and credit quality breakdown
Delaware Limited-Term Diversified Income Fund	As of December 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type	Percentage of net assets
Agency Asset-Backed Security	0.01%
Agency Collateralized Mortgage Obligations	2.30%
Agency Mortgage-Backed Securities	17.02%
Agency Obligations	1.48%
Commercial Mortgage-Backed Securities	4.22%
Convertible Bonds	0.35%
Corporate Bonds	42.09%
Banking	9.35%
Basic Industry	1.45%
Brokerage	2.05%
Capital Goods	2.84%
Communications	10.16%
Consumer Cyclical	1.43%
Consumer Non-Cyclical	3.69%
Electric	2.08%
Energy	2.98%
Finance Companies	1.59%
Insurance	0.78%
Natural Gas	2.58%
Real Estate	0.23%
Technology	0.63%
Transportation	0.25%
Municipal Bond	0.42%
Non-Agency Asset-Backed Securities	7.21%
Non-Agency Collateralized Mortgage Obligations	0.75%
Regional Authority	0.41%
Senior Secured Loans	1.02%
Sovereign Agencies	1.31%
Sovereign Debt	0.15%
Supranational Banks	1.66%
U.S. Treasury Obligations	10.13%
Preferred Stock	0.54%

Security type	Percentage of net assets
Discount Note	1.09%
Total Value of Securities	92.16%
Receivables and Other Assets Net of Liabilities	7.84%
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)*
AAA	57.45%
AA	3.89%
A	9.79%
BBB	17.25%
BB	5.46%
B	4.88%
CCC	1.28%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Statement of net assets
Delaware Limited-Term Diversified Income Fund	December 31, 2009

		Principal amount°		Value (U.S. $)
Agency Asset-Backed Security – 0.01%
	Fannie Mae Grantor Trust Series 2003-T4 2A5
	5.407% 9/26/33	USD	200,584	$175,322
Total Agency Asset-Backed Security
	(cost $198,962)			175,322

Agency Collateralized Mortgage Obligations – 2.30%
•	E.F. Hutton Trust III Series 1 A 1.001% 10/25/17		59,879	59,933
••	Fannie Mae ACES Series 2006-M2 A2F
	5.259% 5/25/20		1,315,000	1,379,409
	Fannie Mae Grantor Trust
	•Series 2001-T5 A2 7.00% 2/19/30		58,021	63,289
	Series 2001-T10 A1 7.00% 12/25/41		341,978	379,863
	Series 2002-T1 A2 7.00% 11/25/31		191,640	212,870
	Fannie Mae REMIC
	Series 2003-32 PH 5.50% 3/25/32		90,000	94,857
	Series 2003-91 BE 4.00% 11/25/16		1,310,641	1,334,823
	Series 2006-69 PB 6.00% 10/25/32		9,122,839	9,584,145
	Fannie Mae Whole Loan
	•Series 2002-W1 2A 7.50% 2/25/42		187,836	211,785
	Series 2004-W9 2A1 6.50% 2/25/44		240,398	260,240
	Freddie Mac REMIC
	Series 2644 AW 4.00% 1/15/26		228,894	230,578
	Series 2694 QG 4.50% 1/15/29		165,000	172,114
	Series 2706 UG 4.50% 8/15/16		2,515,000	2,619,556
	•Series 2780 SL 6.00% 4/15/34		886,871	893,506
	Series 2890 PC 5.00% 7/15/30		355,000	371,881
	•Series 3094 US 6.75% 9/15/34		539,847	482,341
	Series 3337 PB 5.50% 7/15/30		75,000	78,819
	Series 3416 GK 4.00% 7/15/22		13,127	13,556
w	Freddie Mac Structured Pass Through Securities
	Series T-42 A5 7.50% 2/25/42		71,603	80,262
	Series T-54 2A 6.50% 2/25/43		1,660	1,795
	Series T-58 2A 6.50% 9/25/43		1,266,777	1,372,315
	•Series T-60 1A4C 5.395% 3/25/44		1,849,948	1,878,275
	GNMA
	Series 2002-28 B 5.779% 7/16/24		1,637,283	1,680,481
	Series 2003-72 C 4.86% 2/16/30		2,500,000	2,635,018
	•Series 2003-78 B 5.11% 10/16/27		5,000,000	5,259,957
Total Agency Collateralized Mortgage
	Obligations (cost $30,883,756)			31,351,668

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities – 17.02%
	Fannie Mae
	4.50% 3/1/14	USD	782,612	$806,694
	6.00% 9/1/12		463,033	492,962
	6.50% 8/1/17		209,130	224,250
	9.00% 11/1/15		121,219	129,483
	10.00% 10/1/30		169,916	195,879
	10.50% 6/1/30		28,078	32,525
	16.00% 11/15/12		73,783	81,551
••	Fannie Mae ARM
	3.19% 12/1/33		288,510	298,774
	3.423% 8/1/34		366,317	376,462
	3.869% 6/1/34		261,755	270,579
	4.32% 9/1/39		3,266,730	3,364,743
	4.442% 10/1/39		6,759,691	6,954,250
	4.554% 11/1/39		9,707,288	10,013,468
	4.802% 11/1/35		1,812,999	1,887,137
	5.007% 8/1/35		466,056	491,348
	5.133% 9/1/38		5,893,329	6,199,210
	5.144% 11/1/35		285,517	300,122
	5.146% 3/1/38		64,238	67,668
	5.373% 4/1/36		32,843	34,421
	5.87% 4/1/36		3,060,497	3,254,614
	6.138% 6/1/36		1,203,634	1,267,400
	6.161% 7/1/36		1,108,724	1,168,765
	6.299% 4/1/36		333,276	352,548
	6.324% 8/1/36		582,496	616,885
	6.332% 7/1/36		926,145	977,798
	Fannie Mae Balloon 7 yr
	4.00% 8/1/10		629,533	635,252
	5.00% 8/1/11		1,026,548	1,064,497
	Fannie Mae FHAVA 30 yr
	7.50% 3/1/25		23,264	25,147
	10.00% 1/1/19		56,703	63,244
	11.00% 8/1/10 to 12/1/15		12,431	13,056
	Fannie Mae GPM 11.00% 11/1/10		585	602
	Fannie Mae S.F. 15 yr
	4.50% 9/1/20		7,720,878	8,047,479
	5.00% 9/1/18 to 5/1/21		903,857	952,129
	5.50% 4/1/21 to 1/1/23		70,232	74,430
	6.00% 3/1/18 to 8/1/22		4,988,442	5,345,725

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 15 yr (continued)
	7.00% 11/1/14	USD	1,550	$1,670
	7.50% 4/1/11		1,530	1,566
	8.00% 10/1/14 to 10/1/16		323,155	352,473
	Fannie Mae S.F. 15 yr TBA
	4.00% 1/1/25		23,800,000	23,937,587
	4.50% 1/1/25		17,000,000	17,483,445
	5.00% 1/1/25		19,000,000	19,854,999
	Fannie Mae S.F. 20 yr 6.50% 2/1/22		280,168	304,747
	Fannie Mae S.F. 30 yr
	5.00% 3/1/34 to 1/1/38		464,696	477,513
	6.00% 9/1/34 to 2/1/37		16,305,864	17,319,928
	6.50% 6/1/29 to 12/1/37		178,516	191,604
	7.00% 12/1/34 to 12/1/37		5,594,168	6,138,036
	7.50% 3/1/14 to 6/1/34		65,432	71,538
	8.00% 9/1/11 to 5/1/24		237,087	263,489
	8.50% 8/1/17		109,500	120,756
	9.00% 8/1/22		185,067	207,218
	9.25% 6/1/16 to 8/1/16		39,538	43,669
	10.00% 2/1/25		399,971	441,169
	11.00% 9/1/15 to 8/1/20		123,977	141,009
	11.50% 11/1/16		15,455	16,718
	Fannie Mae S.F. 30 yr TBA 6.50% 1/1/40		33,550,000	35,929,969
	Freddie Mac
	6.00% 1/1/17		208,623	218,393
	6.50% 6/17/14 to 3/1/16		959,312	1,026,391
••	Freddie Mac ARM
	3.326% 4/1/33		166,523	172,062
	4.352% 4/1/34		59,030	61,060
	5.029% 7/1/38		11,826,746	12,417,042
	5.684% 7/1/36		261,161	275,592
	5.722% 6/1/37		4,923,561	5,213,345
	5.819% 10/1/36		59,309	62,630
	6.082% 10/1/37		11,142,293	11,863,931
	6.332% 2/1/37		43,781	46,707
	Freddie Mac Balloon 7 yr
	4.00% 4/1/10 to 5/1/10		547,364	551,936
	4.50% 3/1/10 to 12/1/10		1,054,359	1,075,655
	5.00% 6/1/11 to 11/1/11		317,751	326,477

	Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 15 yr
5.00% 6/1/18 to 4/1/20	USD	804,055	$846,375
6.00% 10/1/10		1,755	1,820
6.50% 6/1/11		6,653	6,845
7.50% 4/1/11		7,593	7,855
8.00% 7/1/16		76,157	83,040
Freddie Mac S.F. 30 yr
6.00% 2/1/36		15,802,820	16,800,373
7.00% 11/1/33		1,941	2,137
8.00% 5/1/31		261,604	300,043
9.00% 9/1/30		164,418	190,402
11.00% 11/1/19 to 5/1/20		32,975	37,798
11.50% 6/1/15 to 3/1/16		126,637	145,109
GNMA I GPM
11.00% 7/15/10		2,448	2,516
11.50% 4/15/10		1,027	1,061
12.25% 1/15/14		5,805	6,590
GNMA I Mobile Home 6.50% 9/15/10		1,733	1,778
GNMA I S.F. 15 yr 7.50% 7/15/10 to 9/15/10		70	71
GNMA I S.F. 30 yr
7.50% 12/15/23 to 1/15/32		297,082	334,401
8.00% 6/15/30		8,528	9,808
9.00% 5/15/16 to 2/15/17		36,534	40,703
9.50% 9/15/16 to 8/15/17		13,724	15,328
11.00% 7/15/10 to 8/15/19		124,156	137,661
GNMA II GPM 9.75% 12/20/16 to 9/20/17		16,949	18,425
GNMA II S.F. 30 yr
9.50% 11/20/20 to 11/20/21		119,546	136,743
10.50% 6/20/20		2,157	2,378
11.00% 9/20/15 to 10/20/15		62,489	69,157
11.50% 12/20/17 to 10/20/18		50,913	57,307
12.00% 4/20/14 to 5/20/16		130,058	145,728
12.50% 10/20/13 to 1/20/14		28,918	32,280
Total Agency Mortgage-Backed Securities
(cost $231,650,660)			232,125,153

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Obligations – 1.48%
Φ	Federal Home Loan Banks 1.00% 9/2/11	USD	9,980,000	$9,978,463
	Freddie Mac 2.05% 3/9/11		10,140,000	10,166,993
Total Agency Obligations (cost $20,202,653)				20,145,456

Commercial Mortgage-Backed Securities – 4.22%
	Bank of America Commercial Mortgage
	Series 2004-2 A3 4.05% 11/10/38		2,399,285	2,406,607
	Series 2004-5 A3 4.561% 11/10/41		1,735,000	1,746,079
	•Series 2005-1 A5 5.082% 11/10/42		805,000	798,553
	•Series 2007-4 AM 5.811% 2/10/51		780,000	562,983
	Bear Stearns Commercial Mortgage Securities
	Series 2005-PW10 A1 5.085% 12/11/40		1,174,902	1,189,150
	•Series 2005-PW10 A4 5.405% 12/11/40		835,000	818,297
	Series 2005-PWR9 A4A 4.871% 9/11/42		4,750,000	4,553,750
	•Series 2005-T20 A4A 5.149% 10/12/42		4,670,000	4,583,138
	•Series 2006-PW12 A4 5.719% 9/11/38		335,000	340,171
	Series 2007-PW15 A4 5.331% 2/11/44		1,475,000	1,272,887
••w	Commercial Mortgage Pass Through Certificates
	Series 2005-C6 A5A 5.116% 6/10/44		7,805,000	7,578,262
••	Credit Suisse Mortgage Capital Certificates
	Series 2006-C1 AAB 5.548% 2/15/39		180,000	180,481
#	Crown Castle Towers 144A
	•Series 2005-1A AFL 0.613% 6/15/35		630,000	617,400
	Series 2006-1A B 5.362% 11/15/36		900,000	922,500
	General Electric Capital Commercial Mortgage
	Series 2002-1A A3 6.269% 12/10/35		500,000	526,872
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A6 5.396% 8/10/38		1,045,000	1,026,897
	Series 2005-GG4 A4 4.761% 7/10/39		3,310,000	2,997,486
	Series 2005-GG4 A4A 4.751% 7/10/39		3,935,000	3,809,734
	•Series 2006-GG6 A4 5.553% 4/10/38		1,160,000	1,057,936
	•@#Series 2006-RR3 A1S 144A 5.661% 7/18/56		360,000	104,400
	•Series 2007-GG10 A4 5.805% 8/10/45		1,300,000	1,116,238
••	Greenwich Capital Commercial Funding
	Series 2004-GG1 A7 5.317% 6/10/36		625,000	634,376
	JPMorgan Chase Commercial Mortgage Securities
	Series 2002-C1 A3 5.376% 7/12/37		1,000,000	1,039,499
	•Series 2005-LDP5 A4 5.179% 12/15/44		4,800,000	4,751,864
	Series 2006-LDP9 A2 5.134% 5/15/47		320,000	305,997

	Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2 4.96% 7/12/38	USD	605,000	$606,828
Merrill Lynch-Countrywide Commercial
Mortgage Trust Series 2007-5 A1
4.275% 8/12/48		126,787	128,326
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42		1,095,000	1,059,933
•Series 2006-T21 A3 5.185% 10/12/52		2,900,000	2,930,834
•Series 2007-T27 A4 5.649% 6/11/42		6,440,000	6,217,658
Morgan Stanley Dean Witter Capital I
Series 2003-TOP9 A2 4.74% 11/13/36		1,700,000	1,728,616
Total Commercial Mortgage-Backed Securities
(cost $55,114,285)			57,613,752

Convertible Bonds – 0.35%
Amgen 0.375% exercise price $79.48,
expiration date 2/1/13		1,125,000	1,137,656
Medtronic 1.625% exercise price $55.41,
expiration date 4/15/13		2,500,000	2,621,875
National City 4.00% exercise price $482.51,
expiration date 2/1/11		1,000,000	1,023,750
Total Convertible Bonds (cost $4,163,888)			4,783,281

Corporate Bonds – 42.09%
Banking – 9.35%
# Achmea Hypotheekbank 144A 3.20% 11/3/14		6,090,000	6,084,957
# ANZ National International 144A 3.25% 4/2/12		4,290,000	4,421,364
Bank of America
•0.554% 6/15/17		1,750,000	1,489,618
4.375% 12/1/10		1,180,000	1,218,454
4.90% 5/1/13		1,435,000	1,488,817
5.125% 11/15/14		16,000	16,606
7.375% 5/15/14		5,780,000	6,564,837
Bank of New York Mellon 4.95% 1/14/11		1,450,000	1,509,485
Barclays Bank
5.20% 7/10/14		6,530,000	6,928,812
#144A 2.70% 3/5/12		1,355,000	1,385,198

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
	BB&T
	5.70% 4/30/14	USD	3,705,000	$4,014,323
	6.50% 8/1/11		1,895,000	2,013,441
	Capital One Financial 7.375% 5/23/14		3,080,000	3,490,579
	Citigroup
	6.375% 8/12/14		3,840,000	4,024,116
	6.50% 8/19/13		5,700,000	6,076,496
	Export-Import Bank of Korea 5.875% 1/14/15		3,835,000	4,124,355
#	GMAC 144A 6.875% 9/15/11		1,345,000	1,338,275
	JPMorgan Chase
	•0.584% 6/13/16		1,750,000	1,597,866
	5.75% 1/2/13		5,705,000	6,088,496
	Key Bank 5.80% 7/1/14		3,920,000	3,819,099
	KFW
	2.75% 10/21/14		5,070,000	5,018,610
	3.50% 3/10/14		5,995,000	6,166,847
	Korea Development Bank 5.30% 1/17/13		1,980,000	2,082,020
#	National Australia Bank 144A 3.375% 7/8/14		1,785,000	1,801,895
#	NIBC Bank 144A 2.80% 12/2/14		6,555,000	6,385,789
••#	Rabobank Nederland 144A 11.00% 12/29/49		4,180,000	5,110,635
	Regions Financial 7.75% 11/10/14		4,015,000	3,963,612
	Rentenbank
	1.875% 9/24/12		1,750,000	1,746,064
	3.25% 3/15/13		2,650,000	2,726,164
	4.125% 7/15/13		3,600,000	3,798,688
	Silicon Valley Bank 5.70% 6/1/12		1,795,000	1,824,153
	US Bank North America 6.375% 8/1/11		2,225,000	2,392,743
••	USB Capital IX 6.189% 10/29/49		2,770,000	2,254,088
	Wachovia
	5.25% 8/1/14		1,927,000	1,996,966
	5.30% 10/15/11		3,000,000	3,185,919
	Wells Fargo Bank
	•0.483% 5/16/16		1,575,000	1,396,793
	6.45% 2/1/11		1,640,000	1,732,370
•	Wells Fargo Capital XIII 7.70% 12/29/49		2,945,000	2,871,375
	Western Corporate Federal Credit Union
	1.75% 11/2/12		3,330,000	3,317,319
				127,467,244

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Basic Industry – 1.45%
#	Algoma Acqusition 144A 9.875% 6/15/15	USD	250,000	$214,063
	ArcelorMittal
	5.375% 6/1/13		1,770,000	1,869,246
	9.00% 2/15/15		1,110,000	1,312,390
	Dow Chemical 7.60% 5/15/14		4,940,000	5,626,471
#	Essar Steel Algoma 144A 9.375% 3/15/15		2,750,000	2,725,938
#	Evraz Group 144A 9.50% 4/24/18		180,000	180,000
	Freeport McMoRan Copper & Gold 8.375% 4/1/17		1,925,000	2,110,764
#	Georgia-Pacific 144A 8.25% 5/1/16		310,000	330,150
#	NewPage 144A 11.375% 12/31/14		3,000,000	3,045,000
#	Severstal 144A 9.75% 7/29/13		331,000	335,138
	Steel Dynamics 6.75% 4/1/15		425,000	423,406
	Teck Resources
	10.25% 5/15/16		340,000	397,800
	#144A 10.75% 5/15/19		990,000	1,188,000
				19,758,366
Brokerage – 2.05%
#	FIH Erhvervsbank 144A 1.75% 12/6/12		5,480,000	5,380,198
	Goldman Sachs Group 5.25% 10/15/13		5,500,000	5,846,076
	Jefferies Group 5.875% 6/8/14		1,155,000	1,187,257
	LaBranche 11.00% 5/15/12		2,070,000	2,000,138
	Lazard Group
	6.85% 6/15/17		1,438,000	1,449,270
	7.125% 5/15/15		269,000	279,570
	Morgan Stanley
	•0.764% 10/15/15		1,275,000	1,197,350
	4.00% 1/15/10		750,000	750,551
	5.30% 3/1/13		4,148,000	4,375,144
	6.00% 4/28/15		5,195,000	5,540,125
				28,005,679
Capital Goods – 2.84%
	Allied Waste North America
	6.50% 11/15/10		1,430,000	1,487,300
	7.125% 5/15/16		2,731,000	2,912,237
	7.25% 3/15/15		3,571,000	3,735,715
	Anixter 10.00% 3/15/14		650,000	721,500
#	BAE Systems Holdings 144A 4.95% 6/1/14		6,195,000	6,456,868

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
	Ball
	7.125% 9/1/16	USD	614,000	$632,420
	7.375% 9/1/19		921,000	950,933
#	Clean Harbors 144A 7.625% 8/15/16		1,715,000	1,747,156
	Graham Packaging
	9.875% 10/15/14		1,180,000	1,209,500
	#144A 8.25% 1/1/17		2,950,000	2,927,875
	Graphic Packaging International 9.50% 8/15/13		2,064,000	2,141,400
#	Koppers 144A 7.875% 12/1/19		2,250,000	2,283,750
	Tyco International Finance
	4.125% 10/15/14		965,000	987,512
	6.375% 10/15/11		2,335,000	2,504,881
	8.50% 1/15/19		2,850,000	3,447,728
	USG
	6.30% 11/15/16		1,270,000	1,143,000
	#144A 9.75% 8/1/14		315,000	337,838
	Waste Management 7.375% 8/1/10		3,017,000	3,125,645
				38,753,258
Communications – 10.16%
#	American Tower 144A 4.625% 4/1/15		7,003,000	7,091,391
	AT&T 6.70% 11/15/13		960,000	1,084,048
	AT&T Wireless 8.125% 5/1/12		3,665,000	4,143,429
	Belo 8.00% 11/15/16		3,045,000	3,143,963
	Cellco Partnership/Verizon Wireless Capital
	7.375% 11/15/13		1,020,000	1,172,639
	Cincinnati Bell 7.00% 2/15/15		760,000	754,300
#	Clearwire Communications Finance 144A
	12.00% 12/1/15		3,000,000	3,060,000
	Comcast
	4.95% 6/15/16		2,205,000	2,267,593
	5.45% 11/15/10		1,910,000	1,974,365
	5.50% 3/15/11		1,570,000	1,643,438
	6.50% 1/15/15		4,520,000	5,069,482
	Cox Communications
	5.45% 12/15/14		6,750,000	7,239,469
	#144A 5.875% 12/1/16		825,000	874,478
	Cricket Communications
	9.375% 11/1/14		1,000,000	1,010,000
	#144A 7.75% 5/15/16		1,350,000	1,353,375

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
	Crown Castle International 9.00% 1/15/15	USD	1,900,000	$2,033,000
	CSC Holdings
	6.75% 4/15/12		231,000	239,663
	#144A 8.50% 6/15/15		95,000	101,650
	Deutsche Telekom International Finance
	5.25% 7/22/13		15,000	15,936
	8.50% 6/15/10		2,595,000	2,682,036
#	Digicel Group 144A
	8.25% 9/1/17		3,000,000	2,940,000
	PIK 9.125% 1/15/15		2,000,000	1,980,000
	DirecTV Holdings/Financing
	7.625% 5/15/16		9,205,000	10,069,302
	#144A 4.75% 10/1/14		1,625,000	1,660,484
	DISH DBS
	7.125% 2/1/16		1,910,000	1,960,138
	#144A 7.875% 9/1/19		415,000	437,306
	Frontier Communications 7.125% 3/15/19		1,885,000	1,790,750
#	GXS Worldwide 144A 9.75% 6/15/15		3,895,000	3,846,313
#	Inmarsat Finance 144A 7.375% 12/1/17		880,000	904,200
#	Intelsat Bermuda 144A 11.25% 2/4/17		3,500,000	3,526,250
	Intelsat Jackson Holdings 11.25% 6/15/16		420,000	456,750
	Interpublic Group
	10.00% 7/15/17		2,240,000	2,497,600
	#144A 10.00% 7/15/17		490,000	546,350
	Lamar Media 7.25% 1/1/13		1,910,000	1,914,775
	Level 3 Financing 9.25% 11/1/14		790,000	750,500
	MetroPCS Wireless 9.25% 11/1/14		1,135,000	1,154,863
#	NII Capital 144A 8.875% 12/15/19		3,000,000	2,936,250
	PAETEC Holding 8.875% 6/30/17		760,000	773,300
#	Qwest 144A 8.375% 5/1/16		580,000	624,950
	Rogers Wireless 9.625% 5/1/11		1,850,000	2,030,584
	Sprint Nextel 6.00% 12/1/16		4,140,000	3,798,450
	Telecom Italia Capital
	4.95% 9/30/14		3,500,000	3,631,485
	5.25% 11/15/13		1,700,000	1,789,604
	5.25% 10/1/15		1,350,000	1,413,234
	6.20% 7/18/11		2,006,000	2,124,059
	Telesat Canada 11.00% 11/1/15		750,000	817,500

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
	Time Warner Cable
	5.40% 7/2/12	USD	716,000	$765,443
	7.50% 4/1/14		4,055,000	4,676,392
	8.25% 2/14/14		1,510,000	1,766,371
	Verizon Global Funding 6.875% 6/15/12		1,820,000	2,016,110
#	Videotron 144A 9.125% 4/15/18		1,550,000	1,712,750
	Virgin Media Finance 8.75% 4/15/14		242,000	251,075
#	Vivendi 144A 5.75% 4/4/13		9,750,000	10,258,208
	Vodafone Group 5.00% 12/16/13		1,610,000	1,706,262
#	Wind Acquisition Finance 144A 11.75% 7/15/17		3,505,000	3,846,738
	Windstream
	8.125% 8/1/13		1,630,000	1,699,275
	#144A 7.875% 11/1/17		1,620,000	1,607,850
	WPP Finance UK 8.00% 9/15/14		4,315,000	4,912,153
				138,547,879
Consumer Cyclical – 1.43%
	Ford Motor Credit
	7.50% 8/1/12		1,350,000	1,362,203
	8.00% 6/1/14		1,750,000	1,798,529
	12.00% 5/15/15		800,000	928,640
	Goodyear Tire & Rubber 10.50% 5/15/16		2,135,000	2,369,850
#	Harrah’s Operating Escrow 144A
	11.25% 6/1/17		2,900,000	3,048,625
#	Invista 144A 9.25% 5/1/12		675,000	688,500
	Macy’s Retail Holdings
	8.875% 7/15/15		110,000	121,825
	10.625% 11/1/10		2,000,000	2,125,000
	MGM MIRAGE
	13.00% 11/15/13		790,000	910,475
	#144A 10.375% 5/15/14		210,000	228,900
	#144A 11.125% 11/15/17		265,000	294,813
	Nordstrom 6.75% 6/1/14		2,030,000	2,269,282
#	Pinnacle Entertainment 144A 8.625% 8/1/17		895,000	917,375
	Ryland Group 8.40% 5/15/17		905,000	972,875
	Target 6.35% 1/15/11		1,390,000	1,468,151
				19,505,043

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical – 3.69%
#	Anheuser-Busch InBev Worldwide 144A
	7.20% 1/15/14	USD	4,275,000	$4,852,825
	ARAMARK 8.50% 2/1/15		1,315,000	1,361,025
#	CareFusion 144A 5.125% 8/1/14		7,355,000	7,739,548
	Community Health Systems 8.875% 7/15/15		2,375,000	2,464,063
	Corrections Corporation of America 7.75% 6/1/17		610,000	631,350
	Delhaize Group 5.875% 2/1/14		5,075,000	5,455,558
	HCA 9.25% 11/15/16		2,630,000	2,830,538
	Hospira 6.40% 5/15/15		2,790,000	3,091,563
	Inverness Medical Innovations 9.00% 5/15/16		525,000	539,438
	Iron Mountain 8.00% 6/15/20		2,150,000	2,193,000
#	JBS USA Finance 144A 11.625% 5/1/14		99,000	112,613
	McKesson 6.50% 2/15/14		3,915,000	4,334,567
	Medco Health Solutions 7.25% 8/15/13		3,260,000	3,624,615
	Psychiatric Solutions 7.75% 7/15/15		2,725,000	2,650,063
#	RSC Equipment Rental 144A 10.25% 11/15/19		2,220,000	2,239,425
	Select Medical 7.625% 2/1/15		725,000	706,875
	Supervalu
	7.50% 11/15/14		1,540,000	1,566,950
	8.00% 5/1/16		635,000	647,700
	Yale University 2.90% 10/15/14		3,310,000	3,301,420
				50,343,136
Electric – 2.08%
	AES
	8.00% 6/1/20		1,600,000	1,636,000
	#144A 8.75% 5/15/13		1,000,000	1,030,000
	Ameren 8.875% 5/15/14		7,185,000	8,077,729
#	Calpine Construction Finance 144A
	8.00% 6/1/16		1,665,000	1,723,275
	Duke Energy 6.30% 2/1/14		3,000,000	3,301,836
#	Enel Finance International 144A
	3.875% 10/7/14		485,000	491,436
	Ipalco Enterprises 8.125% 11/14/11		110,000	115,500
	NRG Energy 7.375% 2/1/16		2,330,000	2,338,738
	Pacific Gas & Electric 4.20% 3/1/11		2,057,000	2,123,274
	Pacificorp 6.90% 11/15/11		2,845,000	3,115,955
	PPL Electric Utilities 7.125% 11/30/13		2,455,000	2,808,657
	Virginia Electric & Power 5.10% 11/30/12		1,535,000	1,658,916
				28,421,316

Statement of net assets
Delaware Limited-Term Diversified Income Fund

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy – 2.98%
Anadarko Finance 6.75% 5/1/11	USD	1,800,000	$1,902,724
Chesapeake Energy 9.50% 2/15/15		3,800,000	4,189,500
Forest Oil 7.25% 6/15/19		1,020,000	1,012,350
Massey Energy 6.875% 12/15/13		2,500,000	2,509,375
Nexen 5.05% 11/20/13		4,700,000	4,906,391
PetroHawk Energy
7.875% 6/1/15		1,455,000	1,476,825
9.125% 7/15/13		425,000	446,250
Pride International 7.375% 7/15/14		2,090,000	2,168,375
Range Resources 8.00% 5/15/19		610,000	655,750
Weatherford International
5.15% 3/15/13		2,405,000	2,520,433
5.95% 6/15/12		1,502,000	1,608,396
6.625% 11/15/11		2,000,000	2,141,032
# Woodside Finance 144A
4.50% 11/10/14		10,905,000	11,014,115
5.00% 11/15/13		4,030,000	4,126,506
			40,678,022
Finance Companies – 1.59%
# CDP Financial 144A 3.00% 11/25/14		6,350,000	6,203,365
FTI Consulting
7.625% 6/15/13		1,718,000	1,750,213
7.75% 10/1/16		225,000	228,938
General Electric Capital
•0.514% 9/15/14		3,535,000	3,338,942
6.00% 6/15/12		2,100,000	2,264,898
International Lease Finance
5.35% 3/1/12		2,026,000	1,759,617
5.75% 6/15/11		1,500,000	1,378,656
5.875% 5/1/13		411,000	326,922
6.375% 3/25/13		1,180,000	970,839
6.625% 11/15/13		2,985,000	2,404,809
USAA Capital 2.24% 3/30/12		1,000,000	1,013,481
			21,640,680
Insurance – 0.78%
# Metropolitan Life Global Funding I 144A
4.625% 8/19/10		860,000	875,981

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Insurance (continued)
UnitedHealth Group
5.25% 3/15/11	USD	603,000	$625,014
5.50% 11/15/12		1,232,000	1,316,245
WellPoint 6.80% 8/1/12		7,135,000	7,876,876
			10,694,116
Natural Gas – 2.58%
El Paso
7.00% 6/15/17		1,535,000	1,530,076
7.25% 6/1/18		1,165,000	1,156,843
8.25% 2/15/16		750,000	804,375
Energy Transfer Partners 5.65% 8/1/12		3,175,000	3,376,574
Enterprise Products Operating
4.95% 6/1/10		1,455,000	1,474,968
5.00% 3/1/15		1,395,000	1,435,357
6.375% 2/1/13		973,000	1,053,599
7.50% 2/1/11		855,000	906,168
•8.375% 8/1/66		1,180,000	1,151,924
9.75% 1/31/14		4,450,000	5,315,543
Kinder Morgan Energy Partners
5.625% 2/15/15		1,885,000	2,029,338
6.75% 3/15/11		1,300,000	1,375,195
7.50% 11/1/10		1,395,000	1,460,787
9.00% 2/1/19		1,000,000	1,232,501
Plains All American Pipeline 4.25% 9/1/12		6,865,000	7,089,006
TransCanada Pipelines 4.00% 6/15/13		3,720,000	3,814,001
			35,206,255
Real Estate – 0.23%
•# USB Realty 144A 6.091% 12/22/49		4,200,000	3,097,500
			3,097,500
Technology – 0.63%
First Data 9.875% 9/24/15		2,500,000	2,343,750
Freescale Semiconductor 8.875% 12/15/14		1,785,000	1,646,663
Xerox
4.25% 2/15/15		1,540,000	1,531,003
8.25% 5/15/14		2,660,000	3,054,183
			8,575,599

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Transportation – 0.25%
	CSX
	6.25% 4/1/15	USD	2,400,000	$2,646,454
	6.75% 3/15/11		720,000	764,916
				3,411,370
Total Corporate Bonds (cost $548,581,238)				574,105,463

Municipal Bond – 0.42%
•	Puerto Rico Sales Tax Financing Sales Revenue
	(First Subordinate) Series A 5.00% 8/1/39		5,500,000	5,770,105
Total Municipal Bond (cost $5,500,000)				5,770,105

Non-Agency Asset-Backed Securities – 7.21%
•#	AH Mortgage Advance Trust Series 2009-ADV3
	A1 144A 2.186% 10/6/21		1,430,000	1,435,434
#	Bank of America Auto Trust Series 2009-3A A4
	144A 2.67% 12/15/16		3,025,000	3,002,805
•	Bank of America Credit Card Trust
	Series 2006-A15 A15 0.233% 4/15/14		2,390,000	2,349,810
	Series 2008-A5 A5 1.433% 12/16/13		4,570,000	4,591,052
#	Cabela’s Master Credit Card Trust
	Series 2008-1A A1 144A 4.31% 12/16/13		470,000	480,553
	Capital Auto Receivables Asset Trust
	Series 2007-3 A3A 5.02% 9/15/11		1,265,618	1,283,656
	•#Series 2007-SN2 A4 144A 1.263% 5/16/11		1,645,000	1,649,113
•	Capital One Multi-Asset Execution Trust
	Series 2006-A11 A11 0.323% 6/17/19		10,000,000	9,316,688
	Series 2007-A1 A1 0.283% 11/15/19		1,500,000	1,384,678
	Caterpillar Financial Asset Trust
	Series 2007-A A3A 5.34% 6/25/12		2,572,742	2,618,793
	Series 2008-A A3 4.94% 4/25/14		1,700,000	1,739,839
@	Centex Home Equity Series 2005-D AF4
	5.27% 10/25/35		336,597	333,281
	Chase Issuance Trust
	•Series 2005-A2 A2 0.303% 12/15/14		6,600,000	6,522,597
	•Series 2005-A6 A6 0.303% 7/15/14		5,775,000	5,696,329
	Series 2005-A7 A7 4.55% 3/15/13		725,000	751,413
	Series 2005-A10 A10 4.65% 12/17/12		2,605,000	2,684,791
	Series 2008-A9 A9 4.26% 5/15/13		1,545,000	1,606,235
	•Series 2009-A2 A2 1.783% 4/15/14		10,000,000	10,230,334

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Citibank Credit Card Issuance Trust
	Series 2006-A4 A4 5.45% 5/10/13	USD	1,800,000	$1,894,512
	•Series 2007-A6 A6 0.274% 7/12/12		1,150,000	1,147,932
	•Series 2007-A7 A7 0.583% 8/20/14		1,250,000	1,236,350
	•Series 2009-A1 A1 1.983% 3/17/14		2,055,000	2,098,138
	CNH Equipment Trust
	•Series 2007-A A4 0.273% 9/17/12		325,914	324,252
	•Series 2007-B A3B 0.833% 10/17/11		370,481	370,508
	Series 2007-C A3A 5.21% 12/15/11		334,616	337,094
	Series 2008-A A3 4.12% 5/15/12		250,251	253,584
	Series 2008-A A4A 4.93% 8/15/14		570,000	590,416
	Series 2008-B A3A 4.78% 7/16/12		335,941	341,491
	Series 2009-C A3 1.85% 12/16/13		675,000	672,366
	Discover Card Master Trust Series 2008-A4 A4
	5.65% 12/15/15		500,000	543,574
•	Discover Card Master Trust I
	Series 2003-3 A 0.433% 9/15/12		2,300,000	2,299,057
	Series 2005-4 A2 0.323% 6/16/15		9,000,000	8,760,357
#	Dunkin Securitization Series 2006-1 A2 144A
	5.779% 6/20/31		925,000	892,149
•	Ford Credit Auto Owner Trust
	Series 2008-A A3B 1.033% 4/15/12		1,492,436	1,495,454
	Series 2008-C A4B 1.983% 4/15/13		4,700,000	4,777,934
•	Ford Credit Floorplan Master Owner Trust
	Series 2009-2 A 1.783% 9/15/14		895,000	896,545
	General Electric Capital Credit Card
	Master Note Trust Series 2009-3 A
	2.54% 9/15/14		1,290,000	1,291,031
•#	Golden Credit Card Trust Series 2008-3 A 144A
	1.233% 7/15/17		1,200,000	1,186,359
	Harley-Davidson Motorcycle Trust
	#Series 2006-1 A2 144A 5.04% 10/15/12		87,356	89,656
	Series 2009-4 A3 1.87% 2/15/14		565,000	562,875
	Hyundai Auto Receivables Trust
	Series 2007-A A3A 5.04% 1/17/12		84,770	86,269
	Series 2008-A A3 4.93% 12/17/12		280,000	291,723
	John Deere Owner Trust Series 2008-A A3
	4.18% 6/15/12		42,959	43,513
•	MBNA Credit Card Master Note Trust
	Series 2003-A8 A8 0.423% 12/17/12		1,365,000	1,360,451

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
•	Morgan Stanley Mortgage Loan Trust
	Series 2006-12XS A1 0.351% 10/25/36	USD	33,279	$33,299
	Nissan Auto Receivables Owner Trust
	Series 2007-B A3 5.03% 5/16/11		716,009	723,434
	Series 2008-B A2 3.80% 10/15/10		133,122	133,291
	Renaissance Home Equity Loan Trust
	Series 2006-4 AF2 5.285% 1/25/37		35,000	27,846
	USAA Auto Owner Trust Series 2008-1 A3
	4.16% 4/16/12		801,945	814,457
	Volkswagen Auto Lease Trust Series 2009-A A2
	2.87% 7/15/11		3,985,233	4,020,381
	World Omni Auto Receivables Trust
	•Series 2007-B A3B 0.623% 1/17/12		778,527	778,655
	Series 2008-A A3A 3.94% 10/15/12		300,000	306,459
Total Non-Agency Asset-Backed Securities
	(cost $97,443,724)			98,358,813

Non-Agency Collateralized Mortgage Obligations – 0.75%
@	American Home Mortgage Investment Trust
	Series 2005-2 5A1 5.064% 9/25/35		23,038	18,513
	Bank of America Alternative Loan Trust
	Series 2004-10 1CB1 6.00% 11/25/34		158,980	128,625
	Series 2005-3 2A1 5.50% 4/25/20		220,812	197,075
	Series 2005-5 2CB1 6.00% 6/25/35		18,637	12,469
	Series 2005-6 7A1 5.50% 7/25/20		182,655	167,586
•@	Bank of America Funding Series 2006-H 1A2
	3.658% 9/20/46		52,476	7,585
	Citicorp Mortgage Securities Series 2006-4 3A1
	5.50% 8/25/21		646,969	619,473
•	Citigroup Mortgage Loan Trust Series 2007-AR8
	1A3A 5.817% 8/25/37		223,156	159,256
@w	Countrywide Home Loan Mortgage Pass
	Through Trust Series 2006-17 A5
	6.00% 12/25/36		38,304	34,019
•	First Horizon Asset Securities Series 2007-AR3
	2A2 6.281% 11/25/37		396,286	268,310
#	GSMPS Mortgage Loan Trust 144A
	•Series 1998-2 A 7.75% 5/19/27		200,410	192,143
	•Series 1999-3 A 8.00% 8/19/29		496,577	499,414
	Series 2005-RP1 1A4 8.50% 1/25/35		560,128	516,893
	Series 2006-RP1 1A2 7.50% 1/25/36		66,588	58,235

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
•	JPMorgan Mortgage Trust Series 2006-A2 3A3
	5.673% 4/25/36	USD	180,000	$114,857
	Lehman Mortgage Trust Series 2005-2 2A3
	5.50% 12/25/35		61,617	53,776
#	MASTR Reperforming Loan Trust Series 2005-1
	1A5 144A 8.00% 8/25/34		413,564	392,369
•#	MASTR Specialized Loan Trust Series 2005-2 A2
	144A 5.006% 7/25/35		355,911	311,702
w	Washington Mutual Mortgage Pass
	Through Certificates
	Series 2006-AR10 1A1 5.92% 9/25/36		2,125,484	1,612,189
	Series 2007-HY1 1A1 5.673% 2/25/37		894,157	568,971
	Wells Fargo Mortgage-Backed Securities Trust
	•Series 2005-AR16 2A1 3.363% 10/25/35		26,692	22,576
	Series 2006-7 2A1 6.00% 6/25/36		17,427	14,448
	Series 2006-AR5 2A1 5.541% 4/25/36		421,417	328,450
	Series 2006-AR6 7A1 5.112% 3/25/36		4,237,954	3,778,114
	Series 2006-AR10 5A1 5.589% 7/25/36		256,247	199,486
	Series 2007-8 2A6 6.00% 7/25/37		25,000	17,841
Total Non-Agency Collateralized Mortgage
	Obligations (cost $9,614,360)			10,294,375

Regional Authority – 0.41%Δ
Canada – 0.41%
	Province of Ontario Canada 1.875% 11/19/12		5,630,000	5,577,782
Total Regional Authority (cost $5,619,697)				5,577,782

«Senior Secured Loans – 1.02%
	Bausch & Lomb
	Term Tranche Loan B 3.533% 4/11/15		815,309	776,834
	Term Tranche Loan DD 3.519% 4/11/15		197,991	188,648
	BE Aerospace 5.75% 7/28/14		600,772	605,530
	Biomet Term Tranche Loan B 3.281% 3/25/15		742,405	714,153
	Calpine Term Tranche Loan T1 3.165% 3/29/14		939,788	892,898
	Chester Downs & Marina 12.375% 12/31/16		600,000	605,250
	Community Health Systems
	Term Tranche Loan B 2.504% 7/25/14		1,063,072	1,009,418
	Term Tranche Loan DD 2.506% 7/25/14		54,336	51,135

Statement of net assets
Delaware Limited-Term Diversified Income Fund

	Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
Flextronics International Term Tranche Loan B
2.54% 10/1/12	USD	942,785	$893,685
Ford Motor Term Tranche Loan B 3.287% 12/15/13		744,261	689,770
HCA Term Tranche Loan B 2.533% 11/18/13		555,264	532,501
Huntsman Term Tranche Loan C 2.484% 6/23/16		45,000	43,050
Intelsat
Term Loan B-2A 2.735% 1/3/14		284,525	270,146
Term Loan B-2B 2.735% 1/3/14		284,438	270,064
Term Loan B-2C 2.735% 1/3/14		284,438	270,064
Mediacom Illinois Term Tranche Loan D
5.50% 3/31/17		900,000	904,127
MetroPCS Wireless Term Tranche Loan B
2.54% 11/4/13		742,327	711,892
Nuveen Investments
2nd Lien Term Loan 12.50% 7/9/15		666,000	690,309
Term Tranche Loan B 3.281% 11/13/14		701,373	617,538
Rental Services 2nd Lien Term Tranche Loan
3.817% 11/30/13		446,174	418,149
SunGard Data Systems Term Tranche Loan
6.75% 2/28/14		992,481	1,000,619
Telesat Canada
Delay Draw Term 3.24% 10/31/14		822,536	791,346
Term Tranche Loan B 3.24% 10/31/14		70,648	67,969
Texas Competitive Electric Holdings
Term Tranche Loan B2 3.735% 10/10/14		1,040,773	847,907
Total Senior Secured Loans (cost $12,230,051)			13,863,002

Sovereign Agencies – 1.31%Δ
Canada – 0.11%
Export Development Canada 3.125% 4/24/14		1,410,000	1,429,665
			1,429,665
France – 0.27%
# Societe Financement de l’Economie Francaise
144A 2.125% 1/30/12		3,655,000	3,703,392
			3,703,392
Japan – 0.42%
Japan Bank for International Cooperation
2.125% 11/5/12		5,700,000	5,678,277
			5,678,277

	Principal amount°		Value (U.S. $)
Sovereign Agencies (continued)
Norway – 0.41%
Eksportfinans 3.00% 11/17/14	USD	5,720,000	$5,638,776
			5,638,776
Republic of Korea – 0.10%
# Korea Expressway 144A 4.50% 3/23/15		1,320,000	1,348,032
			1,348,032
Total Sovereign Agencies (cost $17,853,362)			17,798,142

Sovereign Debt – 0.15%Δ
Brazil – 0.12%
Republic of Brazil
12.50% 1/5/16	BRL	1,606,000	1,045,788
12.50% 1/5/22		850,000	553,500
			1,599,288
Indonesia – 0.03%
Indonesia Government 10.75% 5/15/16	IDR	3,594,000,000	410,728
			410,728
Total Sovereign Debt (cost $1,634,479)			2,010,016

Supranational Banks – 1.66%
European Investment Bank
2.375% 3/14/14	USD	12,230,000	12,040,900
11.25% 2/14/13	BRL	1,000,000	593,537
International Finance
3.00% 4/22/14	USD	6,800,000	6,822,154
5.75% 6/24/14	AUD	3,600,000	3,218,980
Total Supranational Banks (cost $22,707,442)			22,675,571

U.S. Treasury Obligations – 10.13%
U.S. Treasury Notes
1.125% 12/15/12	USD	116,270,000	114,443,748
2.125% 11/30/14		22,750,000	22,218,628
∞3.375% 11/15/19		1,520,000	1,462,533
Total U.S. Treasury Obligations (cost $140,111,444)			138,124,909

Statement of net assets
Delaware Limited-Term Diversified Income Fund

	Number of shares		Value (U.S. $)
Preferred Stock – 0.54%
• PNC Financial Services Group 8.25%		7,160,000	$7,306,630
Total Preferred Stock (cost $6,771,486)			7,306,630

	Principal amount°
≠Discount Note – 1.09%
Federal Home Loan Bank 0.001% 1/4/10	USD	14,925,000	14,924,999
Total Discount Note (cost $14,924,999)			14,924,999

Total Value of Securities – 92.16%
(cost $1,225,206,486)			1,257,004,439
Receivables and Other Assets
Net of Liabilities – 7.84%			106,984,033
Net Assets Applicable to 153,691,772
Shares Outstanding – 100.00%			$1,363,988,472

Net Asset Value – Delaware Limited-Term Diversified Income Fund
Class A ($958,304,753 / 107,962,257 Shares)			$8.88
Net Asset Value – Delaware Limited-Term Diversified Income Fund
Class B ($2,884,521 / 325,051 Shares)			$8.87
Net Asset Value – Delaware Limited-Term Diversified Income Fund
Class C ($327,808,802 / 36,953,556 Shares)			$8.87
Net Asset Value – Delaware Limited-Term Diversified Income Fund
Class R ($6,331,677 / 713,117 Shares)			$8.88
Net Asset Value – Delaware Limited-Term Diversified Income Fund
Institutional Class ($68,658,719 / 7,737,791 Shares)			$8.87

Components of Net Assets at December 31, 2009:
Shares of beneficial interest (unlimited authorization – no par)			$1,333,095,994
Undistributed net investment income			556,275
Accumulated net realized loss on investments			(1,271,065)
Net unrealized appreciation of investments and foreign currencies			31,607,268
Total net assets			$1,363,988,472

°Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
GBP — British Pound Sterling
IDR — Indonesia Rupiah
KRW — Korean Won
MXN — Mexican Peso
USD — United States Dollar

Δ	Securities have been classified by country of origin.
•	Variable rate security. The rate shown is the rate as of December 31, 2009.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2009.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
∞	Fully or partially pledged as collateral for financial futures contracts.
≠	The rate shown is the effective yield at the time of purchase.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2009.
@	Illiquid security. At December 31, 2009, the aggregate amount of illiquid securities was $497,798, which represented 0.04% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2009, the aggregate amount of Rule 144A securities was $169,075,981, which represented 12.40% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

Statement of net assets
Delaware Limited-Term Diversified Income Fund

Summary of abbreviations:
ACES — Automatic Common Exchange Security
ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
FHAVA — Federal Housing Administration & Veterans Administration
GNMA — Government National Mortgage Association
GPM — Graduated Payment Mortgage
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MASTR — Mortgage Asset Securitization Transactions, Inc.
PIK — Pay-in-kind
REMIC — Real Estate Mortgage Investment Conduits
S.F. — Single Family
TBA — To be announced
yr — Year

Net Asset Value and Offering Price Per Share –
Delaware Limited-Term Diversified Income Fund
Net asset value Class A (A)	$8.88
Sales charge (2.75% of offering price) (B)	0.25
Offering price	$9.13

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchase of $100,000 or more.

1The following foreign currency exchange contracts, financial futures contract and swap contracts were outstanding at December 31, 2009:

Foreign Currency Exchange Contracts
					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(993,254)	USD	900,683	1/8/10	$9,244
GBP	4,417	USD	(7,287)	1/8/10	(148)
IDR	9,186,660,000	USD	(962,660)	1/8/10	10,469
KRW	1,117,900,500	USD	(963,043)	1/8/10	(4,619)
MXN	15,231,694	USD	(1,178,650)	1/8/10	(15,052)
					$(106)

Financial Futures Contract
				Unrealized
Contract to Receive	Notional Cost	Notional Value	Expiration Date	Depreciation
62 U.S. Treasury 5 yr notes	$7,238,675	$7,091,734	3/31/10	$(146,941)

Swap Contracts
CDS Contracts
		Annual		Unrealized
Swap Counterparty &		Protection	Termination	Appreciation
Referenced Obligation	Notional Value	Payments	Date	(Depreciation)
Protection Purchased:
JPMorgan Securities
Donnelley (R.R.) 5 yr CDS	$1,050,000	5.00%	6/20/14	$(198,386)
Penney (J.C.) 5 yr CDS	3,870,000	1.00%	3/20/15	(2,564)
	4,920,000			(200,950)

Protection Sold:
JPMorgan Securities
Macy’s 5 yr CDS	3,870,000	1.00%	3/20/15	15,808
MetLife 5 yr CDS	1,290,000	1.00%	12/20/14	43,901
UnitedHealth Group
5 yr CDS	1,375,000	1.00%	12/20/14	26,100
5 yr CDS	3,050,000	1.00%	12/20/14	80,049
	$9,585,000			165,858
				$(35,092)

The use of foreign currency exchange contracts, financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

Statement of assets and liabilities
Delaware Limited-Term Diversified Income Fund	December 31, 2009

Assets:
Investments, at value	$1,257,004,439
Cash	190,969,456
Restricted cash	540,000
Receivables for securities sold	518,230
Interest receivable	10,636,004
Receivable for fund shares sold	17,025,266
Foreign currencies, at value	932,790
Foreign currency contracts, at value	14,946
Annual protection payments on credit default swaps	142
Total assets	1,477,641,273

Liabilities:
Payables for securities purchased	100,915,341
Credit default swap, at value
(including up front payments received $279,859)	314,951
Foreign currency contracts, at value	15,052
Distributions payable	907,485
Payable for fund shares redeemed	10,167,804
Variation margin payable	17,922
Due to manager and affiliates	1,044,922
Other accrued expenses	269,324
Total liabilities	113,652,801

Total Net Assets	$1,363,988,472
Investments, at cost	$1,225,206,486
Foreign currencies, at cost	$949,932

See accompanying notes

Statement of operations
Delaware Limited-Term Diversified Income Fund	Year Ended December 31, 2009

Investment Income:
Interest	$32,622,481
Dividends	436,013	$33,058,494

Expenses:
Management fees	3,506,025
Distribution expenses – Class A	1,579,163
Distribution expenses – Class B	34,889
Distribution expenses – Class C	1,513,405
Distribution expenses – Class R	18,795
Dividend disbursing and transfer agent fees and expenses	869,336
Accounting and administration expenses	286,385
Registration fees	232,174
Legal fees	107,965
Reports and statements to shareholders	95,074
Audit and tax	47,863
Trustees’ fees	43,320
Pricing fees	28,054
Custodian fees	27,575
Insurance fees	12,920
Consulting fees	6,507
Trustees’ expenses	3,097
Dues and services	1,963	8,414,510
Less fees waived		(340,753)
Less waived distribution expenses – Class A		(789,582)
Less waived distribution expenses – Class R		(3,133)
Total operating expenses		7,281,042
Net Investment Income		25,777,452

Net Realized and Unrealized Gain on
Investments and Foreign Currencies:
Net realized gain on:
Investments	$18,069,940
Futures contracts	230,921
Foreign currencies	1,170,825
Swap contracts	19,723
Net realized gain	19,491,409
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	30,489,615
Net Realized and Unrealized Gain on
Investments and Foreign Currencies	49,981,024

Net Increase in Net Assets Resulting from Operations	$75,758,476

See accompanying notes

Statements of changes in net assets
Delaware Limited-Term Diversified Income Fund

	Year Ended
	12/31/09	12/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,777,452	$8,304,972
Net realized gain (loss) on investments
and foreign currencies	19,491,409	(3,498,874)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	30,489,615	146,667
Net increase in net assets resulting from operations	75,758,476	4,952,765

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(21,243,558)	(8,037,399)
Class B	(107,258)	(148,576)
Class C	(4,754,561)	(885,631)
Class R	(115,550)	(41,753)
Institutional Class	(989,232)	(384,174)
	(27,210,159)	(9,497,533)

Capital Share Transactions:
Proceeds from shares sold:
Class A	840,730,146	156,075,580
Class B	1,152,648	1,968,284
Class C	288,286,722	40,698,762
Class R	5,966,108	1,541,254
Institutional Class	64,662,944	2,062,907

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	16,750,242	6,415,385
Class B	89,737	129,466
Class C	3,573,187	675,739
Class R	111,728	41,099
Institutional Class	779,433	365,495
	1,222,102,895	209,973,971

	Year Ended
	12/31/09	12/31/08
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(188,833,433)	$(83,317,241)
Class B	(2,375,764)	(3,938,271)
Class C	(26,371,664)	(8,214,515)
Class R	(1,407,752)	(625,819)
Institutional Class	(5,336,473)	(4,147,345)
	(224,325,086)	(100,243,191)
Increase in net assets derived from capital share transactions	997,777,809	109,730,780
Net Increase in Net Assets	1,046,326,126	105,186,012

Net Assets:
Beginning of year	317,662,346	212,476,334
End of year (including undistributed net investment
income of $556,275 and $261,363, respectively)	$1,363,988,472	$317,662,346

See accompanying notes

Financial highlights
Delaware Limited-Term Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, and 2007.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
$8.180	$8.340	$8.210	$8.270	$8.480

0.328	0.294	0.310	0.284	0.278
0.710	(0.112)	0.199	0.019	(0.132)
1.038	0.182	0.509	0.303	0.146

(0.338)	(0.342)	(0.379)	(0.363)	(0.356)
(0.338)	(0.342)	(0.379)	(0.363)	(0.356)

$8.880	$8.180	$8.340	$8.210	$8.270

12.89%	2.21%	6.36%	3.76%	1.76%

$958,305	$252,563	$177,183	$173,362	$189,845
0.84%	0.84%	0.83%	0.81%	0.82%

1.04%	1.12%	1.12%	1.14%	1.12%
3.78%	3.55%	3.77%	3.46%	3.32%

3.58%	3.27%	3.48%	3.13%	3.02%
287%	351%	236%	276%	259%

Financial highlights
Delaware Limited-Term Diversified Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, and 2007.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
$8.180	$8.330	$8.210	$8.270	$8.480

0.255	0.223	0.240	0.215	0.207
0.700	(0.101)	0.189	0.019	(0.132)
0.955	0.122	0.429	0.234	0.075

(0.265)	(0.272)	(0.309)	(0.294)	(0.285)
(0.265)	(0.272)	(0.309)	(0.294)	(0.285)

$8.870	$8.180	$8.330	$8.210	$8.270

11.82%	1.47%	5.34%	2.89%	0.90%

$2,884	$3,728	$5,631	$11,674	$19,857
1.69%	1.69%	1.68%	1.66%	1.67%

1.74%	1.82%	1.82%	1.84%	1.82%
2.93%	2.70%	2.92%	2.61%	2.47%

2.88%	2.57%	2.78%	2.43%	2.32%
287%	351%	236%	276%	259%

Financial highlights
Delaware Limited-Term Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, and 2007.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
$8.180	$8.330	$8.210	$8.270	$8.480

0.255	0.224	0.240	0.215	0.207
0.699	(0.102)	0.189	0.019	(0.132)
0.954	0.122	0.429	0.234	0.075

(0.264)	(0.272)	(0.309)	(0.294)	(0.285)
(0.264)	(0.272)	(0.309)	(0.294)	(0.285)

$ 8.870	$8.180	$8.330	$8.210	$8.270

11.80%	1.47%	5.34%	2.89%	0.90%

$327,809	$52,505	$19,847	$21,716	$32,235
1.69%	1.69%	1.68%	1.66%	1.67%

1.74%	1.82%	1.82%	1.84%	1.82%
2.93%	2.70%	2.92%	2.61%	2.47%

2.88%	2.57%	2.78%	2.43%	2.32%
287%	351%	236%	276%	259%

Financial highlights
Delaware Limited-Term Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, and 2007.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
$8.180	$8.340	$8.220	$8.270	$8.490

0.298	0.265	0.281	0.255	0.244
0.710	(0.112)	0.189	0.029	(0.142)
1.008	0.153	0.470	0.284	0.102

(0.308)	(0.313)	(0.350)	(0.334)	(0.322)
(0.308)	(0.313)	(0.350)	(0.334)	(0.322)

$8.880	$8.180	$8.340	$8.220	$8.270

12.50%	1.86%	5.86%	3.53%	1.34%

$6,331	$1,446	$517	$1,876	$1,860
1.19%	1.19%	1.18%	1.16%	1.23%

1.34%	1.42%	1.42%	1.44%	1.42%
3.43%	3.20%	3.42%	3.11%	2.91%

3.28%	2.97%	3.18%	2.83%	2.72%
287%	351%	236%	276%	259%

Financial highlights
Delaware Limited-Term Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information for the years ended December 31, 2009, 2008, and 2007.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
$8.180	$8.340	$8.210	$8.270	$8.480

0.341	0.306	0.322	0.297	0.291
0.700	(0.111)	0.199	0.019	(0.132)
1.041	0.195	0.521	0.316	0.159

(0.351)	(0.355)	(0.391)	(0.376)	(0.369)
(0.351)	(0.355)	(0.391)	(0.376)	(0.369)

$8.870	$8.180	$8.340	$8.210	$8.270

12.93%	2.37%	6.52%	3.92%	1.91%

$68,659	$7,420	$9,298	$21,873	$26,070
0.69%	0.69%	0.68%	0.66%	0.67%

0.74%	0.82%	0.82%	0.84%	0.82%
3.93%	3.70%	3.92%	3.61%	3.47%

3.88%	3.57%	3.78%	3.43%	3.32%
287%	351%	236%	276%	259%

Notes to financial statements
Delaware Limited-Term Diversified Income Fund	December 31, 2009

Delaware Group® Limited-Term Government Funds (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Limited-Term Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 2.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 0.75% if redeemed during the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 2% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a CDSC charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

1. Significant Accounting Policies (continued)

as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset- backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2009.

On July 1, 2009, the Financial Accounting Standard Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended December 31, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Effective May 1, 2009, DMC has voluntarily agreed to waive that portion, if any, of its management fees and reimburse the Fund to the extent necessary to ensure that total annual operating expenses

(excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) (collectively, “nonroutine expenses”) do not exceed 0.70% of average daily net assets of the Fund until such time as waiver is discontinued. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to by the Fund’s Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Fund, and may be discontinued at any time because it is voluntary. Prior to May 1, 2009, DMC had contractually agreed to waive that portion, if any, of its management fees and reimburse the Fund to the extent necessary to ensure that total annual operating expenses did not exceed 0.69% of average daily net assets.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2009, the Fund was charged $35,798 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has voluntarily agreed to limit Class A shares’ 12b-1 fees until such time as the waiver is discontinued to no more than 0.15% of the Fund’s average daily net assets. The waiver may be discontinued at any time because it is voluntary. DDLP has contracted to limit the Class R shares’ 12b-1 fees through April 2010 to no more than 0.50% of the Fund’s average daily net assets.

At December 31, 2009, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$534,427
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	96,348
Distribution fees payable to DDLP	388,951
Other expenses payable to DMC and affiliates*	25,196

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended December 31, 2009, the Fund was charged $ 58,303 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended December 31, 2009, DDLP earned $191,852 for commissions on sales of the Fund’s Class A shares. For the year ended December 31, 2009, DDLP received gross CDSC commissions of $—, $2,928 and $48,909 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended December 31, 2009, the Fund made purchases of $1,515,863,235 and sales of $715,354,893 of investment securities other than U.S. government securities and short-term investments. For the year ended December 31, 2009, the Fund made purchases of $1,309,901,324 and sales of $1,219,985,420 of long-term U.S. government securities.

At December 31, 2009, the cost of investments for federal income tax purposes was $1,224,833,988. At December 31, 2009, net unrealized appreciation was $32,170,451 of which $38,448,910 related to unrealized appreciation of investments and $6,278,459 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A framework for measuring fair value, and a three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed and
Mortgage-Backed Securities	$—	$444,448,309	$5,616,230	$450,064,539
Corporate Debt	—	535,426,232	—	535,426,232
Foreign Debt	—	104,793,488	593,537	105,387,025
Municipal Bonds	—	5,770,105	—	5,770,105
Short-Term	—	14,924,999	—	14,924,999
U.S. Treasury Obligations	138,124,909	—	—	138,124,909
Other	—	7,306,630	—	7,306,630
Total	$138,124,909	$1,112,669,763	$6,209,767	$1,257,004,439
Foreign Currency
Exchange Contracts	$—	$(106)	$—	$(106)
Financial Futures Contracts	$—	$(146,941)	$—	$(146,941)
Swap Contracts	$—	$(35,092)	$—	$(35,092)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-Backed
	and Mortgage-Backed
	Securities	Corporate Debt
Balance as of 12/31/08	$5,968,971	$—
Purchases	7,474,094	999,770
Sales	(4,224,056)	—
Net realized gain (loss)	4,146	—
Transfers into Level 3	—	—
Transfers out of Level 3	(4,203,449)	(999,770)
Net change in unrealized
appreciation/depreciation	596,524	—
Balance as of 12/31/09	$5,616,230	$—

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/09	$233,522	$—

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

3. Investments (continued)

		Securities
		Lending
	Foreign Debt	Collateral	Total Fund
Balance as of 12/31/08	$444,200	$109	$6,413,280
Purchases	2,107,194	—	10,581,058
Sales	—	—	(4,224,056)
Net realized gain (loss)	—	(3,320)	826
Transfers into Level 3	—	—	—
Transfers out of Level 3	(2,107,194)	—	(7,310,413)
Net change in unrealized
appreciation/depreciation	149,337	3,211	749,072
Balance as of 12/31/09	$593,537	$—	$6,209,767

Net change in unrealized
appreciation/depreciation from
investments still held as of 12/31/09	$149,337	$—	$382,859

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Year Ended
	12/31/09	12/31/08
Ordinary income	$27,210,159	$9,497,533

5. Components of Net Assets on a Tax Basis

As of December 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,333,095,994
Undistributed ordinary income	568,852
Capital loss carryforwards	(1,790,504)
Other temporary differences	(58,102)
Unrealized appreciation of investments
and foreign currencies	32,172,232
Net assets	$1,363,988,472

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on financial futures contracts , mark-to-market on foreign currency contracts, straddles, tax treatment of CDS contracts and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, market discount and premium on certain debt instruments, amortization of treasury inflation indexed securities sold and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2009, the Fund recorded the following reclassifications:

Undistributed net investment income	$1,727,619
Accumulated net realized loss	(1,727,619)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $11,800,317 was utilized in 2009. Capital loss carryforwards remaining at December 31, 2009 will expire as follows: $227,766 expires in 2014 and $1,562,738 expires in 2016.

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/09	12/31/08
Shares sold:
Class A	96,712,389	18,929,852
Class B	135,665	238,813
Class C	33,074,326	4,948,568
Class R	682,464	185,526
Institutional Class	7,350,210	249,781

Shares issued upon reinvestment of dividends and distributions:
Class A	2,202,820	774,872
Class B	11,316	15,591
Class C	518,227	81,788
Class R	18,626	4,967
Institutional Class	89,141	44,055
	140,795,184	25,473,813

Shares repurchased:
Class A	(21,819,735)	(10,093,012)
Class B	(277,795)	(474,337)
Class C	(3,058,997)	(992,337)
Class R	(164,712)	(75,713)
Institutional Class	(608,506)	(502,320)
	(25,929,745)	(12,137,719)
Net increase	114,865,439	13,336,094

For the years ended December 31, 2009 and 2008, 125,764 Class B shares were converted to 125,718 Class A shares valued at $1,079,810 and 274,622 Class B shares were converted to 274,546 Class A shares valued at $2,282,562, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Fund had no amounts outstanding as of December 31, 2009 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Financial Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts — The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2009, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At December 31, 2009, the aggregate unrealized depreciation of credit default swaps was $200,950. The Fund had posted $540,000 as collateral for all open derivatives. If a credit event has occurred as of December 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $4,665,000 less the value of the contracts’ related reference obligations.

As disclosed in the footnotes to the Statement of Net Assets, at December 31, 2009, the notional value of the protection sold was $9,585,000, which reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2009, the net unrealized appreciation of the protection sold was $165,858.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

Fair values of derivative instruments as of December 31, 2009 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
	and Liabilities		and Liabilities
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts
(Currency)	Receivables	$14,946	Payables/	$(15,052)
			Net Assets
			unrealized
			depreciation
Interest rate contracts
(Futures)	Receivables	—	Payables/	(146,941)*
			Net Assets
			unrealized
			depreciation
Credit contracts
(Swaps)	Receivables	165,858	Payables	(200,950)
Total		$180,804		$(362,943)

*Includes cumulative depreciation of futures contracts as reported in the notes to the statement of net assets.
Only current days variation margin is reported with the Fund’s assets and liabilities.

Statement of Operations

The effect of derivative instruments on the statement of operations for the year ended December 31, 2009 was as follows:

			Change in Unrealized
		Realized Gain	Appreciation
		or Loss on	or Depreciation
	Location of Gain or Loss on	Derivatives	on Derivatives
	Derivatives Recognized in	Recognized in	Recognized in
	Income	Income	Income
Foreign exchange contracts
(Currency)	Net realized gain on
	foreign currencies and
	net change in unrealized
	appreciation/depreciation
	of investments and
	foreign currencies	$1,170,825	$13,551
Interest rate contracts (Futures)	Net realized gain on
	futures contracts and
	net change in unrealized
	appreciation/depreciation
	of investments and
	foreign currencies	230,921	(274,251)
Credit contracts (Swaps)	Net realized gain on
	swap contracts and
	net change in unrealized
	appreciation/depreciation
	of investments and
	foreign currencies	19,723	(35,092)
Total		$1,421,469	$(295,792)

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (“Cash/Overnight Assets”). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

9. Securities Lending (continued)

Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of December 31, 2009.

10. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

13. Tax Information (Unaudited)

For the fiscal year ended December 31, 2009, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gain Distributions (Tax Basis)	0.00%
(B)	Ordinary Income Distributions* (Tax Basis)	100.00%
	Total Distributions (Tax Basis)	100.00%
(C)	Qualifying Dividends1	1.57%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of the Fund’s ordinary income distributions.

1	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended December 31, 2009 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $436,013 to be taxed at a maximum rate of 15% Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

For the fiscal year ended December 31, 2009, certain dividends paid by the Fund have been determined to be interest related dividends and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended December 31, 2009, the Fund has designated maximum distributions of Qualified Interest Income distributions of $25,350,929.

14. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 19, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Limited-Term Government Funds —
Delaware Limited-Term Diversified Income Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of the Delaware Limited-Term Diversified Income Fund (the sole series of Delaware Group Limited-Term Government Funds) (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Limited-Term Diversified Income Fund of Delaware Group Limited-Term Government Funds at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 19, 2010

Other Fund information
(Unaudited)
Delaware Limited-Term Diversified Income Fund

Board Consideration of New Investment Advisory Agreement

At a meeting held on September 3, 2009 (the “Meeting”), the Board of Trustees of the Delaware Investments Family of Funds (the “Board”), including the independent Trustees, unanimously approved a new investment advisory agreement between each registrant on behalf of each series (each, a “Fund” and together, the “Funds”) and Delaware Management Company (“DMC”) in connection with the sale of Delaware Investments’ advisory business to Macquarie Bank Limited (the “Macquarie Group”) (the “Transaction”). In making its decision, the Board considered information furnished specifically in connection with the approval of the new investment advisory agreements with DMC (the “New Investment Advisory Agreements”) which included extensive materials about the Transaction and matters related to the proposed approvals. To assist the Board in considering the New Investment Advisory Agreements, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed by the independent Trustees. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed by the independent Trustees.

At the Meeting, the Trustees discussed the Transaction with DMC management and with key Macquarie Group representatives. The Meeting included discussions of the strategic rationale for the Transaction and Macquarie Group’s general plans and intentions regarding the Funds and DMC. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of Delaware Management Holdings Inc. and DMC in connection with the Transaction.

In connection with the Trustees’ review of the New Investment Advisory Agreements for the Funds, DMC and/or Macquarie Group emphasized that:
  They expected that there would be no adverse changes as a result of the Transaction, in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services.

  No material changes in personnel or operations were contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes were currently contemplated in connection with third party service providers to the Funds.

  Macquarie Group had no intention to cause DMC to alter the voluntary expense waivers and reimbursements currently in effect for the Funds.

  Under the agreement between Macquarie Group and Lincoln National Corporation (“LNC”) (the “Transaction Agreement”), Macquarie Group has agreed to conduct, and to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”) with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the closing of the Transaction (the “Closing”).

In addition to the information provided by DMC and Macquarie Group as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Investment Advisory Agreements, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, for each Fund, the Trustees determined that the overall arrangements between the Fund and DMC, as provided in the respective New Investment Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and DMC, were fair and reasonable in light of the services to be performed, expenses incurred, and such other matters as the Trustees considered relevant. Factors evaluated included:
  The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels;

  Delaware Investments’ acquisition of an exclusive wholesaling sales force from a subsidiary of LNC;

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia as well as other parts of the world;

  The terms and conditions of the New Investment Advisory Agreements, including that each Fund’s total contractual fee rate under the New Investment Advisory Agreement will remain the same;

  The Board’s full annual review (or initial approval) of the current investment advisory agreements at their in-person meeting in May 2009 as required by the 1940 Act and its determination that (i) DMC had the capabilities, resources, and personnel necessary to provide the satisfactory advisory and administrative services currently provided to each Fund and (ii) the advisory and/or management fees paid by each Fund, taking into account any applicable fee waivers and breakpoints, represented reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of its reasonable judgment;

  The portfolio management teams for the Funds are not currently expected to change as a result of the Transaction;

  LNC and Macquarie Group were expected to execute a reimbursement agreement pursuant to which LNC and Macquarie Group would agree to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Funds in connection with the Board’s consideration of the Transaction, the New Investment Advisory Agreements and related agreements, and all costs related to the proxy solicitation (the “Expense Agreement”);

Other Fund information
(Unaudited)
Delaware Limited-Term Diversified Income Fund

Board Consideration of New Investment Advisory Agreement (continued)
  The likelihood that Macquarie Group would invest additional amounts in Delaware Investments, including DMC, which could result in increased assets under management, which in turn would allow some Funds the potential opportunity to achieve economies of scale and lower fees payable by Fund shareholders; and

  The compliance and regulatory history of Macquarie Group and its affiliates.
In making their decision relating to the approval of each Fund’s New Investment Advisory Agreement, the independent Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Investment Advisory Agreements.

Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements would be substantially similar to the current investment advisory agreements between the Funds and DMC (the “Current Investment Advisory Agreements”), and therefore, considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the code of ethics adopted throughout the Delaware Investments Family of Funds complex; and the adherence to fair value pricing procedures as established by the Board. The Trustees were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters.

The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”). The Trustees noted, in particular, DSC’s commitment to maintain a high level of service as well as DMC’s expenditures to improve the delivery of shareholder services. The Board was assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments Fund for the same class of shares in another Delaware Investments Fund without a sales charge, to reinvest Fund dividends into additional shares of any of the Funds, and the privilege to combine holdings in other Funds to obtain a reduced sales charge.

Based on the information provided by DMC and Macquarie Group, including that Macquarie Group and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third party service providers to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory

Agreements. Moreover, the Board concluded that the Funds would probably benefit from the expanded distribution resources that would become available to Delaware Investments following the Transaction. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that it did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution or other shareholder services) currently provided to the Funds and their shareholders.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Trustees placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in May 2009. At that meeting, the Trustees reviewed reports prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which showed each Fund’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). During the May 2009 agreement review process, the Trustees observed the significant improvements to relative investment performance of the Funds compared to the Funds’ performance as of December 31, 2007.

At their meeting on September 3, 2009, the Trustees, including the independent Trustees in consultation with their independent counsel, reviewed the investment performance of each Fund. The Trustees compared the performance of each Fund relative to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 and compared its relative investment performance against the corresponding relative investment performance of each Fund for such time periods ended December 31, 2008, to the extent applicable. As of June 30, 2009, 30 of the Funds had investment performance relative to that of the respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for all applicable time periods. At June 30, 2009, an additional 6 Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for a majority of the applicable time periods. At June 30, 2009, 15 additional Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative performance at December 31, 2008 and only 29 Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008.

The Board therefore concluded that the investment performance of the Funds, on an aggregate basis, had continued to improve relative to their respective Performance Universe since the data reviewed at the May 2009 meeting. Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreement

Other Fund information
(Unaudited)
Delaware Limited-Term Diversified Income Fund

Board Consideration of New Investment Advisory Agreement (continued)

would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Macquarie Group did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Board found to be satisfactory and improving; and (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction.

Comparative Expenses. The Trustees also considered expense comparison data for the Funds previously provided in May 2009. At that meeting, DMC had provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Trustees focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee limitations. Each Fund’s total expenses were also compared with those of its Expense Group. The Trustees also considered fees paid to Delaware Investments for nonmanagement services. At the September 3, 2009 meeting, DMC advised the Board that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009 and, consequently, the Trustees concluded that expenses of the Funds were satisfactory.

The Board also considered the Expense Agreement under negotiation in evaluating Fund expenses. The Trustees expected that the Expense Agreement would provide that LNC and Macquarie Group would pay or reimburse the Trusts for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the consideration of the New Investment Advisory Agreements (subject to certain limited exceptions).

Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreements likely would have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreement would remain the same; (ii) under the Expense Agreement, the Funds would be reimbursed for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the related proxy solicitation (subject to certain limited exceptions); and (iii) the expense ratios of certain Funds might decline as a result of the possible increased investment in Delaware Investments by Macquarie Group, as discussed below under “Economies of Scale.”

Management Profitability. At their meeting on September 3, 2009, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its May 2009 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the

Funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide U.S. Securities and Exchange Commission initiatives. At that meeting, the Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Board that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. Moreover, the Trustees reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 (which were provided by Macquarie Group and DMC in response to the Trustees’ requests) and evaluated the projections of Delaware Investments’ capitalization following the Transaction for purposes of evaluating the financial ability of Delaware Investments to continue to provide the nature, extent, and quality of services as it had under the Current Investment Advisory Agreement.

Based on information provided by DMC and Macquarie Group, the Board concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Funds under the New Investment Advisory Agreements as was the case under the Current Investment Advisory Agreements. The Board also concluded that Macquarie Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in Delaware Investments, including DMC, to the extent that Macquarie Group determined it was appropriate. Finally, because services and costs were expected to be substantially the same (and DMC had represented that, correspondingly, profitability would be about the same), under the New Investment Advisory Agreements as under the Current Investment Advisory Agreements, the Trustees concluded that the profitability of Delaware Investments would not result in an inequitable charge on the Funds or their shareholders. Accordingly, the Board concluded that the fees charged under the New Investment Advisory Agreements would be reasonable in light of the services to be provided and the expected profitability of DMC.

Economies of Scale. The Trustees considered whether economies of scale would be realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Trustees took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. DMC management believed, and the Board agreed, that the Funds were priced with breakpoints and relatively low management fees to reflect potential economies of scale to Fund shareholders.

Other Fund information
(Unaudited)
Delaware Limited-Term Diversified Income Fund

Board Consideration of New Investment Advisory Agreement (continued)

The Board also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Trustees concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest further in Delaware Investments if appropriate opportunities arise. The Board further concluded that potential economies of scale could be achieved as a result of Delaware Investments’ expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Macquarie Group’s global asset management business.

Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities and that DMC’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating Fund portfolio brokerage for brokerage and research services. The Board also considered that Macquarie Group and Delaware Investments may derive reputational, strategic, and other benefits from their association with the Delaware Investments Family of Funds, including service relationships with DMC, DSC, and Delaware Distributors, L.P., and evaluated the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Board concluded that (i) any such benefits under the New Investment Advisory Agreements would not be dissimilar from those existing under the Current Investment Advisory Agreements; (ii) such benefits did not impose a cost or burden on the Funds or their shareholders; and (iii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that DMC and Macquarie Group might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

Board Review of Macquarie Group. The Trustees reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by independent legal counsel to the independent Trustees. Based on this review, the Trustees concluded that Delaware Investments would continue to have the financial ability to maintain the high quality of services required by the Funds. The Trustees noted that there would be a limited transition period during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC after the Closing, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Funds following the Transaction.

The Board considered Macquarie Group’s support for Delaware Investments’ plans for Fund distribution by transferring wholesalers from Lincoln Financial Distributors, Inc., LNC’s retail distributor, to Delaware Investments, and Macquarie Group’s current intention to leave the

Funds’ other service providers in place. The Board also considered Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Macquarie Group, the Board concluded that Macquarie Group’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

Conclusion. The Board concluded that the advisory fee rate under each New Investment Advisory Agreement was reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement would be in the best interests of the shareholders. For each Fund, the Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Trustees also noted, with respect to the Funds that currently had the benefit of voluntary fee limitations, that Macquarie Group had no present intention to cause DMC to alter any voluntary expense limitations or reimbursements currently in effect. On that basis, the Trustees concluded that the total expense ratios and proposed advisory fees for the Funds anticipated to result from the Transaction were acceptable. In approving each New Investment Advisory Agreement, the Board stated that it anticipated reviewing the continuance of the New Investment Advisory Agreement in advance of the expiration of the initial two-year period.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	81	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	81	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

David F. Connor has served as	81	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None4
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall
College
Lancaster, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA
This annual report is for the information of Delaware Limited-Term Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Limited-Term Diversified Income Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,438 for the fiscal year ended December 31, 2009.

_________________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $17,200 for the fiscal year ended December 31, 2008.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended December 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended December 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $12,950 for the fiscal year ended December 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,950 for the fiscal year ended December 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2008.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2009.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2008.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $212,664 and $258,952 for the registrant’s fiscal years ended December 31, 2009 and December 31, 2008, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 4, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 4, 2010

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 4, 2010